SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 10, 1999
                                                  ------------------
                   Prospect Street High Income Portfolio Inc.
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             (Exact name of registrant as specified in its charter)


     Maryland                     811-5557         04-302-8343
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

           60 State Street, Boston, Massachusetts 02109
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            Address of principal executive offices


Registrant's telephone number, including area code: (617) 742-3800


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.           Other Events
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                  On December  10, 1999  Prospect  Street High Income  Portfolio
Inc. (the "Fund") announced that it has reduced its monthly cash dividend on its Common Stock, $.01 par value, from $.105 to $.095 per share.

                  A copy of the press release announcing the foregoing is being filed as an exhibit to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          Exhibit 99 - Press Release dated December 10, 1999.



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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PROSPECT STREET HIGH INCOME
PORTFOLIO INC.


Dated: December 15, 1999                    By: /s/ John A. Frabotta
                                               -------------------------------
                                                 John A. Frabotta
                                                 Vice President, Treasurer,
                                                 Chief Investment Officer and
                                                 Chief Financial Officer



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